VALUE OF BUSINESS ACQUIRED	12 Months Ended
Dec. 31, 2015
Value Of Business Acquired [Abstract]
VALUE OF BUSINESS ACQUIRED
VALUE OF BUSINESS ACQUIRED

The following table presents MLOA’s VOBA asset at December 31, 2015 and 2014:

	Gross Carrying Amount	Accumulated Amortization and Other		Net
	(In Millions)
VOBA

December 31, 2015	$416	$(407)	(1)	$9

December 31, 2014	$416	$(409)	(1)	$7

(1)
Includes reactivity to unrealized investment gains (losses) and $117 million of accelerated VOBA amortization resulting from the reinsurance agreement with Protective Life which is included in the deferred cost of reinsurance.

For 2015, 2014 and 2013, amortization (negative amortization) expense related to VOBA was $0 million, $10 million and $11 million, respectively. VOBA amortization is estimated to range between $0 million and $1 million annually through 2020.